UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 - April 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PMO

Putnam Municipal Opportunities Trust

Annual report
4|30|12

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Municipal
Opportunities
Trust

Annual report
4 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Terms and definitions	12

Other information for shareholders	13

Financial statements	14

Federal tax information	40

Shareholder meeting results	41

About the Trustees	42

Officers	44

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of 2012, the economic picture and market performance worldwide have been mixed and volatile, punctuated by periodic worries over Europe’s unresolved sovereign-debt troubles and China’s efforts to maintain its robust economic growth. The U.S. economy has shown signs of gathering steam, but continues to face the dual headwinds of tepid jobs growth and a burgeoning federal debt.

Putnam’s portfolio managers and analysts are trained to uncover opportunities that often emerge in this type of environment, while also seeking to guard against downside risk. During these times, your financial advisor also can be a valuable resource, helping you to maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Investing in municipal bonds through a fund such as Putnam Municipal Opportunities Trust can help address a significant challenge: taxes on your investment income. While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income most of these bonds pay has the advantage of being exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The bonds are backed by the issuing city or town, by revenues collected from usage fees, or by state tax revenues. Depending on the type of backing, the bonds will have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

Many municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is primarily because many issuers decide not to pursue a rating that might be below investment grade. As a result, the fund’s managers must conduct additional research to determine whether these bonds are prudent investments.

Once the fund has invested in a bond, the managers continue to monitor developments that affect the overall bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

Interview with your fund’s portfolio manager

Municipal bonds were frequently in the news during the past 12 months. How would you describe the investment environment?

The past 12 months marked a particularly strong period for municipal bonds and for the fund. In the months before the fund’s fiscal year began, investors had become increasingly concerned about a potential wave of defaults in the municipal bond market and the perceived threat of unusually high supply in 2011, and as a result the market sold off dramatically. Neither of these concerns materialized, however. While defaults in calendar 2011 were somewhat higher than in 2010, they were still quite low overall, and were nowhere near the record-setting levels that some in the media forecasted. With regard to supply, new issuance remained relatively light by historical standards throughout the fund’s fiscal year, and that generally offered some price stability to the market.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark over the past 12 months.

Last August, Standard & Poor’s [S&P] downgraded its credit rating for U.S. Treasuries and a number of municipal bonds. What impact did that have on the market?

On the heels of its August downgrade of U.S. sovereign debt, S&P lowered its ratings

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

from AAA to AA+ for more than 11,000 municipal securities, including taxable and tax-exempt securities. While this number does seem large, it covers less than 1% of the nearly $4 trillion municipal bond market. These securities all had links to the federal government, and, according to S&P, the affected issues fall into four broad categories: municipal housing bonds backed by the federal government or invested in U.S. government securities; bonds of certain government-related entities in the housing and public power sectors; bonds backed by federal leases; and defeased bonds secured by U.S. Treasury and government agency securities held in escrow.

The downgrade was not surprising given the interdependence of state and federal finances, and S&P had been suggesting such a move was imminent for some time. To date, state general obligation, or “G.O.,” bond ratings were unchanged; 13 states continue to hold AAA ratings from S&P. Nonetheless, we believe S&P’s downgrades underscore the importance of performing intensive fundamental research when investing in the municipal bond market. At Putnam, we independently research every bond we hold and assess the credit risk it represents before we add it to the portfolio.

You mentioned an increase in defaults in 2011. What contributed to that change?

Prior to the fourth quarter of 2011, defaults in the municipal bond market had been trending lower since 2009, with the majority of defaults that did occur stemming from lower-rated or unrated securities, often in more speculative real-estate-backed sectors of the market. Late in 2011, however, we saw a significant increase in the default rate, driven in part by two high-profile events. The first was the bankruptcy filing of American Airlines.

Credit qualities are shown as a percentage of portfolio value as of 4/30/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

With about $3 billion of par-value bonds in the municipal market, that event had a significant effect on default levels. The second was a default by Jefferson County, Alabama, a county whose fiscal struggles had captured headlines for a number of years. The county’s bonds had been trading at distressed levels for some time, and their eventual default in 2011 was well anticipated by the market.

Overall, the default rate remained relatively low for all of last year, finishing well below 1%. Looking ahead, we believe defaults will continue to be in line with historical averages. That said, we believe it’s likely that certain cities or counties will continue to capture headlines in 2012, as a number of municipalities work to find their fiscal footing.

What effect have potential policy changes had on the tax-exempt bond market?

As the 2012 presidential election race has heated up, there has been a lot of discussion about tax reform. For example, in President Obama’s fiscal 2013 budget proposal, individuals and married couples earning more than $200,000 and $250,000, respectively, would only be able to exclude from federal taxes 28 cents of every dollar of municipal bond income earned. Meanwhile, Republicans in general and presumptive nominee Mitt Romney in particular have been calling for a flatter rate on a broader tax base.

Income tax rates are only one factor among many, including the prevailing interest-rate environment, the strength of the equity

Top ten state allocations are shown as a percentage of the fund’s portfolio value as of 4/30/12. Investments in Puerto Rico represented 4.7% of portfolio value. Holdings will vary over time. State concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are inclusive of tender option bonds and exclusive of insured status and any interest accruals, and may differ from the summary information above.

markets, and the tax picture more broadly. We believe there is likely to be a much broader discussion on tax reform in 2013.

However, in our view there are a number of issues that likely will need to be addressed even before then, and it remains to be seen whether Congress will act on the debt ceiling, the alternative minimum tax, and the Bush-era tax cuts, which are slated to expire at the end of the year. As always, we’re monitoring the situation closely.

How did you position the portfolio during the fund’s fiscal year?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many states were significant, we were confident that conditions would improve as long as the broad economy did not stall.

Against this backdrop, we believed that essential service revenue bonds remained attractive, while we remained highly selective regarding the fund’s positioning in local G.O.s, which are securities issued at the city or county level. We believe that as the federal government looks to reduce transfer payments to the states — and as states, in turn, seek to close their deficits by reducing spending — these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held an overweight position in A- and Baa-rated securities versus the fund’s benchmark. In terms of sectors, relative to the benchmark

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured status and any interest accruals, and may differ from the summary information above.

index, we favored higher education, utility, and health-care bonds, particularly those of larger, higher-quality hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during its fiscal year.

What is your outlook for the months ahead?

While technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand — we believe that uncertainty remains. We believe that states will continue to face financial challenges as the economy struggles to find its footing. For the most part, however, we believe that the fiscal conditions of states and municipalities are showing signs of improvement: Tax receipts are beginning to improve, albeit slowly, and we believe defaults will remain relatively low. We remain focused on the economy and Congress’s plans to reduce the deficit.

Higher federal income tax rates, a change in the tax status of municipal bonds, and significant cuts in state funding all would have consequences for the municipal bond market in our view. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt income in the municipal bond market.

Thank you, Thalia, for updating us on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA and Susan A. McCormack, CFA.

IN THE NEWS

With the Bush-era tax cuts set to expire on December 31, 2012, municipal bond investors are taking note. President Obama has said that, if re-elected, he would not extend those tax cuts for households earning more than $250,000 per year ($200,000 per year for single taxpayers) and would seek to impose a minimum tax rate of 30% on taxpayers earning more than $1 million a year. If income tax rates in the United States rise, municipal bonds — the interest on which is exempt from federal and state taxes — could become more attractive, which may bolster current municipal bond prices. Meanwhile, Republican opponent Mitt Romney favors creating a broader tax base with lower, flatter rates. It is possible that income tax rate reductions may make municipal bonds less attractive relative to taxable alternatives.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 4/30/12

				Lipper Closed
				End General and
				Insured Muni Debt
			Barclays Municipal	Funds (Leveraged)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 5/28/93)	6.46%	5.98%	5.75%	6.30%

10 years	90.74	94.24	68.84	91.49
Annual average	6.67	6.86	5.38	6.68

5 years	36.21	44.20	31.31	34.06
Annual average	6.38	7.60	5.60	6.00

3 years	52.32	60.49	23.90	49.60
Annual average	15.06	17.08	7.40	14.31

1 year	23.08	26.00	11.36	23.04

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/12, there were 83, 80, 80, 68, and 45 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/12

Distributions — Common shares

Number	12

Income [1]	$0.7956

Capital gains [2]	—

Total	$0.7956

	Series B	Series C
Distributions — Preferred shares	(3,417 shares)	(3,737 shares)

Income [1]	$57.50	$56.43

Capital gains [2]	—	—

Total	$57.50	$56.43

Share value	NAV	Market price

4/30/11	$11.26	$10.77

4/30/12	12.97	12.70

Current yield (end of period)

Current dividend rate [3]	6.13%	6.26%

Taxable equivalent [4]	9.43	9.63

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	NAV	Market price

Annual average
Life of fund (since 5/28/93)	6.39%	5.91%

10 years	91.18	91.79
Annual average	6.70	6.73

5 years	34.05	41.28
Annual average	6.04	7.16

3 years	55.26	65.07
Annual average	15.79	18.18

1 year	24.00	23.82

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2011, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2011, up to 10% of the fund’s common shares outstanding as of October 7, 2011.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2012, Putnam employees had approximately $350,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust (the “fund”) at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 22, 2012

The fund’s portfolio 4/30/12

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AGO Assured Guaranty, Ltd.	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	SGI Syncora Guarantee, Inc.
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities,
Association Collateralized	that carry coupons that reset every one or seven
FRB Floating Rate Bonds: the rate shown is	days. The rate shown is the current interest rate at the
the current interest rate at the close of the	close of the reporting period.
reporting period

MUNICIPAL BONDS AND NOTES (138.0%)*	Rating**	Principal amount	Value

Alabama (0.1%)
Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity
Zone Intl. Paper Co.), Ser. A, 5.8s, 5/1/34	BBB	$750,000	$809,115

			809,115
Arizona (3.4%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	BB–/P	3,025,000	3,117,565

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26	BBB+/P	395,000	395,557

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	1,500,000	1,532,850

Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5 1/8s, 5/15/40	A–	2,125,000	2,223,876

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,400,000	2,833,560

Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds, Ser. A,
5s, 7/1/40	A1	1,000,000	1,063,980

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa3	800,000	848,768
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,550,000	1,448,429

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	500,000	534,455

Salt River Agricultural Impt. & Pwr. Dist. Rev. Bonds,
Ser. A, 5s, 12/1/31	Aa1	3,000,000	3,518,430

Tempe, Indl. Dev. Auth. Lease Rev. Bonds
(ASU Foundation), AMBAC, 5s, 7/1/28	AA/P	500,000	503,445

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,000,000	1,140,240

			19,161,155
California (24.4%)
ABC Unified School Dist. G.O. Bonds, Ser. B, FGIC,
zero %, 8/1/20	Aa3	1,500,000	1,116,825

Bay Area Toll Auth. of CA Rev. Bonds (San Francisco
Bay Area), Ser. F-1, 5s, 4/1/39	AA	2,500,000	2,705,525

Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, FGIC, zero %, 8/1/23	AA–	1,000,000	665,090

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

California cont.
CA Edl. Fac. Auth. Rev. Bonds
(Claremont Graduate U.), Ser. A, 5s, 3/1/42	A3	$2,000,000	$2,041,960
(U. of the Pacific), 5s, 11/1/21	A2	1,500,000	1,639,470
(Loyola-Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	864,682

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.)
Ser. E, 4.8s, 8/1/37	Baa2	5,000,000	4,512,850
Ser. K, 4 5/8s, 8/1/26	Baa2	2,500,000	2,337,175

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA),
5 1/4s, 2/1/37	Baa2	1,800,000	1,830,815

CA Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.1s, 6/1/40	A	3,500,000	3,718,715
(Pacific Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	2,500,000	2,681,425

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB
(Waste Management, Inc.), Ser. C, 5 1/8s, 11/1/23	BBB	850,000	913,053

CA Poll. Control Fin. Auth. Wtr. Fac. 144A Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 8/1/40	BBB+	1,000,000	1,013,740

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	12,000,000	14,704,320
5 1/2s, 3/1/40	A1	7,450,000	8,262,944
5s, 4/1/42	A1	4,000,000	4,267,120
5s, 10/1/29	A1	4,000,000	4,350,440

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A2	1,000,000	1,167,430
Ser. A-1, 6s, 3/1/35	A2	1,600,000	1,796,000
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,575,000	1,646,457
(Capital Projects), Ser. A, 5s, 4/1/29	A2	2,000,000	2,135,240

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	5,250,000	5,251,838

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	2,000,000	2,150,380
(Sutter Hlth.), Ser. A, 5s, 11/15/43	Aa3	2,485,000	2,566,085

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02,
5.05s, 9/2/35	BB+/P	775,000	736,242

Chula Vista COP, NATL, 5s, 8/1/32	A1	4,000,000	4,052,760

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas),
Ser. B, 5s, 12/1/27	Aa3	1,915,000	2,060,061

Foothill-De Anza, Cmnty. College Dist. G.O. Bonds,
Ser. C, 5s, 8/1/40	Aaa	2,250,000	2,520,135

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, zero %, 1/1/28 (Escrowed to maturity)	Aaa	13,000,000	8,154,770

Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded 6/1/12)	Aaa	685,000	718,599
Ser. A-1, 5s, 6/1/33	B3	1,050,000	828,062
Ser. S-B, zero %, 6/1/47	CCC+	6,000,000	331,320

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. D, 5s, 5/15/40	AA	3,500,000	3,813,670

M-S-R Energy Auth. Rev. Bonds, Ser. B,
6 1/2s, 11/1/39	A–	3,000,000	3,689,280

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

California cont.
Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr. Wks.),
5 3/4s, 8/10/18	AAA	$6,000,000	$7,188,600

Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Ladera Ranch No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	900,000	901,179

Redwood City, Elementary School Dist. G.O. Bonds,
FGIC, NATL, zero %, 8/1/21	A+	1,990,000	1,327,211

Rocklin, Unified School Dist. G.O. Bonds, FGIC, NATL,
zero %, 8/1/27	Aa2	2,000,000	1,016,380

Sacramento Cnty., Arpt. Syst. Rev. Bonds, 5s, 7/1/40	A2	1,350,000	1,421,036

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.), Ser. 97-01
5s, 9/1/20	BB+/P	1,195,000	1,207,990
5s, 9/1/29	BB+/P	1,180,000	1,151,857
5s, 9/1/18	BB+/P	1,030,000	1,045,749

San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
NATL, 6 1/2s, 8/1/17	Baa2	4,420,000	4,786,462

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/40	A2	3,750,000	3,987,225

San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C
zero %, 7/1/40	Aa2	5,000,000	1,096,850
zero %, 7/1/38	Aa2	5,000,000	1,227,850

San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
Rev. Bonds, 5s, 5/1/28	A1	575,000	654,494

San Juan, Unified School Dist. G.O. Bonds, AGM,
zero %, 8/1/19	Aa2	1,000,000	813,480

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds,
7.65s, 8/1/21	B+/P	580,000	580,783

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 7/8s, 1/1/29	A+	1,585,000	1,862,391

Turlock, Irrigation Dist. Rev. Bonds, Ser. A, 5s, 1/1/40	A+	4,000,000	4,231,720

			135,745,735
Colorado (1.3%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	325,000	332,560
(Evangelical Lutheran), 5s, 6/1/29	A3	850,000	873,928

CO Hsg. & Fin. Auth. Rev. Bonds (Single Family Mtge.),
Ser. A-3, Class III, 5 1/4s, 5/1/33	A2	1,490,000	1,544,832

CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	3,280,000	3,285,970

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. C1,
NATL, 5 1/2s, 9/1/24	Baa2	1,250,000	1,355,650

			7,392,940
Delaware (0.7%)
DE St. Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr.),
5.4s, 2/1/31	BBB+	1,100,000	1,199,110

DE State Hlth. Facs. Auth. VRDN (Christiana Care),
Ser. A, 0.23s, 10/1/38	VMIG1	1,130,000	1,130,000

DE State Hsg. Auth. Rev. Bonds (Single Family Mtge.),
Ser. B, zero %, 1/1/40	A3	8,800,000	1,574,584

			3,903,694

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

District of Columbia (1.9%)
DC Rev. Bonds
(Howard U.), Ser. A, 6 1/2s, 10/1/41	A3	$3,000,000	$3,429,240
(Gallaudet U.), 5 1/2s, 4/1/34	A+	1,000,000	1,121,830

DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC,
NATL, 5s, 10/1/28 (Prerefunded 10/1/13)	AA	3,000,000	3,200,160

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds
(First Sr. Lien), Ser. A, 5s, 10/1/39	A2	2,000,000	2,115,280
(Metrorail), Ser. A, zero %, 10/1/37	Baa1	3,700,000	829,836

			10,696,346
Florida (5.1%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	3,000,000	3,507,060

Escambia Cnty., Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,500,000	2,500,825

FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	1,000,000	1,159,600

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 10/1/31	A2	1,700,000	1,842,205

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 3/8s, 6/1/46	A–	4,200,000	4,307,058

Lakeland, Retirement Cmnty. Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	345,022

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,500,000	2,710,450

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/40	Aa3	1,500,000	1,599,570

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.)
Ser. A, 6.8s, 11/15/31	Baa3	550,000	556,562
5 3/8s, 11/15/28	BBB–/F	990,000	991,000

Miami-Dade Cnty., Aviation Rev. Bonds (Miami
Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	3,000,000	3,274,140

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A	1,000,000	1,050,080

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	1,000,000	1,061,460

South Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B-1,
5 1/8s, 11/1/12 (In default) †	D/P	2,025,000	668,250

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	1,500,000	1,569,825

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
(Split Pine Cmnty. Dev. Dist.), Ser. A, 5 1/4s,
5/1/39 (In default) †	D/P	1,460,000	633,144
5.4s, 5/1/37	CCC/P	445,000	379,572

			28,155,823
Georgia (3.3%)
Atlanta, Arpt. Rev. Bonds
Ser. C, 5 7/8s, 1/1/24	A1	500,000	626,680
(Hartsfield-Jackson Intl. Arpt.), Ser. A, 5s, 1/1/35	A1	1,250,000	1,359,225

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	4,500,000	5,257,890

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

Georgia cont.
Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	$1,350,000	$1,477,238

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. B, 5 1/4s, 2/15/45	A+	7,500,000	8,012,625

Marietta, Dev. Auth. Rev. Bonds (U. Fac. —
Life U., Inc.), 7s, 6/15/39	Ba3	1,400,000	1,454,726

			18,188,384
Hawaii (—%)
HI State Hsg. Fin. & Dev. Corp. Rev. Bonds, Ser. A,
FNMA Coll., 5 3/4s, 7/1/30	Aaa	40,000	40,009

			40,009
Illinois (7.7%)
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A
5 3/4s, 1/1/39	A1	4,000,000	4,567,680
5 5/8s, 1/1/35	A1	1,000,000	1,144,680

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. A, NATL, zero %, 1/1/24	Aa2	1,600,000	1,001,312

IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	2,500,000	2,831,175
(IL Rush U. Med. Ctr.), Ser. D, 6 5/8s, 11/1/39	A2	1,490,000	1,775,648
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,698,187
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	3,000,000	3,143,910
(Alexian), Ser. A, AGM, 5 1/4s, 1/1/22	Aa3	3,775,000	4,232,266

IL State G.O. Bonds, 5s, 3/1/34	A+	750,000	793,523

Kendall & Kane Cntys., Cmnty. United School Dist.
G.O. Bonds (No. 115 Yorkville), FGIC, zero %, 1/1/21	Aa3	1,075,000	772,624

Lake Cnty., Cmnty. Construction School Dist. G.O.
Bonds (No. 073 Hawthorn), NATL, FGIC
zero %, 12/1/21	AA+	1,805,000	1,251,551
zero %, 12/1/21 (Escrowed to maturity)	AA+	145,000	118,594
zero %, 12/1/20	AA+	1,495,000	1,095,282
zero %, 12/1/20 (Escrowed to maturity)	AA+	155,000	131,567

Metropolitan Pier & Exposition Auth. Rev. Bonds
(McCormack Place Expansion Project),
Ser. A, NATL, zero %, 12/15/30	AAA	22,500,000	9,236,925
NATL, 5s, 12/15/28	AAA	1,770,000	1,796,444

Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6s, 6/1/28	A–	4,150,000	4,722,285

Southern IL U. Rev. Bonds (Hsg. & Auxiliary),
Ser. A, NATL
zero %, 4/1/25	A2	1,870,000	963,817
zero %, 4/1/21	A2	1,880,000	1,250,313

			42,527,783
Indiana (1.9%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	Aa3	180,000	205,623

IN State Fin. Auth. Rev. Bonds
(U.S. Steel Corp.), 6s, 12/1/26	BB	500,000	531,505
(BHI Sr. Living), 5 3/4s, 11/15/41	A–/F	1,000,000	1,072,770
(Duke Energy Ind.), Ser. C, 4.95s, 10/1/40	A2	4,000,000	4,215,280

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

Indiana cont.
Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	$1,375,000	$1,561,079
NATL, 5.6s, 11/1/16	Baa2	1,550,000	1,748,850

U. Southern IN Rev. Bonds (Student Fee), Ser. J,
AGO, 5 3/4s, 10/1/28	Aa3	1,000,000	1,157,740

			10,492,847
Kentucky (0.3%)
Christian Cnty., Assn. of Cnty. Leasing Trust VRDN,
Ser. B, 0.24s, 8/1/37	VMIG1	1,310,000	1,310,000

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U. Inc.), Ser. A, 6s, 5/1/38	Baa3	290,000	309,030

			1,619,030
Maine (0.3%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	1,950,000	1,863,342

			1,863,342
Maryland (0.2%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	650,000	795,048

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 1/2s, 12/1/15	BBB+/F	500,000	532,995

			1,328,043
Massachusetts (7.5%)
MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.),
Ser. B, 5s, 1/1/37	A	2,500,000	2,701,100

MA State Dev. Fin. Agcy. Rev. Bonds
(Berklee College of Music), 5 1/4s, 10/1/41	A2	2,000,000	2,160,180
(Carleton-Willard Village), 5 5/8s, 12/1/30	A–	750,000	797,205
(Emerson College), Ser. A, 5s, 1/1/40	Baa1	4,000,000	4,117,720
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	B–/P	960,369	840,563
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	51,190	34,383
(Linden Ponds, Inc. Fac.), Ser. B, zero %, 11/15/56	B–/P	254,614	2,946
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	575,000	666,063

MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton Point), 5s, 2/1/36	A–	1,000,000	1,017,890

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (5/1/19) (Dominion Energy
Brayton 1), Ser. 1, 5 3/4s, 12/1/42	A–	1,500,000	1,773,045

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,641,450
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,300,000	1,313,897
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	A3	700,000	778,820
(Civic Investments, Inc.), Ser. A, U.S. Govt.
Coll., 9s, 12/15/15 (Prerefunded 12/15/12)	AAA/P	1,485,000	1,586,767
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A	3,790,000	3,841,506
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	1,500,000	1,530,945
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	3,250,000	3,523,553

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28
(In default) †	D/P	$536,002	$12,328
(Springfield College), 5 5/8s, 10/15/40	Baa1	550,000	580,591
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	1,175,000	1,288,082

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. C,
5.35s, 12/1/42	Aa3	1,500,000	1,581,345

MA State Port Auth. Rev. Bonds, U.S. Govt. Coll.,
13s, 7/1/13 (Escrowed to maturity)	Aaa	1,130,000	1,224,570

MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5 1/8s, 7/1/41	A	2,855,000	3,060,674

Metro. Boston Trans. Pkg. Corp. Rev. Bonds,
5s, 7/1/41	A1	2,600,000	2,777,086
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,500,000	2,771,975

			41,624,684
Michigan (5.4%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	B2	1,435,000	1,267,091
Ser. A, FGIC, 5s, 7/1/30	A+	4,505,000	4,507,117
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	B	1,300,000	1,227,941

Detroit, City School Dist. G.O. Bonds, Ser. A, AGM,
6s, 5/1/29	Aa2	1,000,000	1,192,080

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6 1/4s, 7/1/36	AA–	1,425,000	1,632,395

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.),
7 1/2s, 7/1/39	Ba1	1,000,000	1,106,440

MI Fin. Auth. Rev. Bonds (Revolving Fund-Clean
Water), 5s, 10/1/31	AAA	1,500,000	1,753,365

MI Higher Ed. Fac. Auth. Rev. Bonds (Kalamazoo
College), 5 1/2s, 12/1/18 (Prerefunded 12/1/12)	A1	500,000	515,385

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,844,375
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A1	2,000,000	2,199,740
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	4,500,000	4,676,175
(Sparrow Hosp.), 5s, 11/15/31	A1	1,350,000	1,412,991

MI State Strategic Fund Ltd. Mandatory Put Bonds
(6/2/14) (Dow Chemical), Ser. A-1, 6 3/4s,12/1/28	BBB	100,000	110,257

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt. Coll.,
5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	1,650,000	2,076,707

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A,
6s, 6/1/34	B–	575,000	466,250

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp. Corp.), 5 3/8s, 6/1/26	BBB	750,000	777,278

Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5s, 12/1/21	A2	2,000,000	2,233,660

			29,999,247

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

Minnesota (1.1%)
North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian Homes),
6 1/8s, 10/1/39	BB/P	$995,000	$1,023,238

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	3,500,000	3,620,995

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,150,000	1,176,347

			5,820,580
Mississippi (1.8%)
Bus. Fin. Corp. Gulf Opportunity Zone Rev. Bonds,
Ser. A, 5s, 5/1/37	A3	2,250,000	2,366,460

MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.)
5.9s, 5/1/22	BBB	3,000,000	3,003,990
5 7/8s, 4/1/22	BBB	2,330,000	2,334,753

Warren Cnty., Gulf Opportunity Zone (Intl. Paper Co.),
Ser. A, 6 1/2s, 9/1/32	BBB	2,000,000	2,249,600

			9,954,803
Missouri (0.2%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. B, 0.27s, 9/1/30	VMIG1	1,050,000	1,050,000

			1,050,000
Nebraska (0.8%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	B2	3,000,000	3,313,410

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5 5/8s, 1/1/40	A–/F	925,000	1,008,000

			4,321,410
Nevada (8.3%)
Clark Cnty., Ltd. Tax Bond, 5s, 6/1/33 T	AA+	32,285,000	34,641,981

Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, FGIC,
5 1/8s, 7/1/26	Aa3	5,105,000	5,443,972

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB–/P	2,070,000	1,583,612

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	Baa1	3,000,000	3,032,100

Henderson G.O. Bonds (Ltd. Tax -Swr.), FGIC,
5s, 6/1/29	Aa2	1,000,000	1,058,670

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/25	BB+/P	600,000	566,460

			46,326,795
New Jersey (7.0%)
NJ Econ. Dev. Auth. Rev. Bonds
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	1,000,000	957,580
(Cigarette Tax), 5 3/4s, 6/15/29
(Prerefunded 6/15/14)	Aaa	5,000,000	5,559,850
(Cigarette Tax), 5 1/2s, 6/15/24
(Prerefunded 6/15/12)	Aaa	2,800,000	2,817,220
5s, 6/15/26	Baa1	500,000	541,245

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A2	3,900,000	4,199,637
Ser. B, 5.6s, 11/1/34	A2	500,000	540,420

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	$2,750,000	$3,150,235
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa3	2,500,000	2,633,375
(Holy Name Hosp.), 5s, 7/1/36	Baa2	5,000,000	5,018,300

NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB/F	1,500,000	1,604,805
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/37	Baa1	1,000,000	1,042,550
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/27	Baa1	500,000	530,535

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, zero %, 12/15/30	A1	13,000,000	5,288,530

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A,
4 3/4s, 6/1/34	B2	3,000,000	2,324,790

Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds (Covanta Union), Ser. A, 5 1/4s, 12/1/31	AA+	2,300,000	2,498,191

			38,707,263
New York (8.5%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	320,000	332,134

Metro. Trans. Auth. Rev. Bonds, Ser. D, 5s, 11/15/36	A2	2,000,000	2,177,060

NY City, Indl. Dev. Agcy. Rev. Bonds (Brooklyn Navy
Yard Cogen. Partners), Ser. G, 5 3/4s, 10/1/36	Ba3	2,000,000	1,682,760

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	2,100,000	1,973,517
(British Airways PLC), 5 1/4s, 12/1/32	BB–	700,000	616,581

NY City, Indl. Dev. Agcy. Special Fac. FRB
(American Airlines — JFK Intl. Arpt.), 7 5/8s,
8/1/25 (In default) †	D/P	2,000,000	2,055,000

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
5s, 6/15/31 T	AA+	10,000,000	11,468,069
Ser. GG, 5s, 6/15/43	AA+	2,000,000	2,191,460

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	A3	1,500,000	1,502,850

NY State Dorm. Auth. Lease Rev. Bonds (State U.
Dorm Fac.), Ser. A, 5s, 7/1/35	Aa2	1,000,000	1,118,320

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	2,300,000	2,434,274

NY State Dorm. Auth. Ser. C Rev bonds 5s, 3/15/31T	AAA	5,000,000	5,754,954

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	6,000,000	6,014,940

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term. — 6), NATL, 5.9s, 12/1/17	BBB	6,000,000	6,011,220

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds 144A (10/1/13) (IESI Corp.),
6 5/8s, 10/1/35	BB–	670,000	676,492

Troy, Cap. Res. Corp. Rev. Bonds (Rensselaer
Polytechnic), Ser. A, 5 1/8s, 9/1/40	A3	1,385,000	1,486,244

			47,495,875

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

North Carolina (1.3%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24	A–	$1,000,000	$1,226,200

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	805,000	853,292
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,000,000	1,037,850

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A, 5s, 1/1/30	A2	800,000	875,192

U. of NC Syst. Pool Rev. Bonds, Ser. C,
5 1/2s, 10/1/34	A3	3,000,000	3,288,060

			7,280,594
North Dakota (0.6%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Hsg. Fin.),
Ser. B, 4.8s, 7/1/37	Aa1	3,525,000	3,551,825

			3,551,825
Ohio (7.0%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie St Energy Campus), Ser. A, 5 1/4s, 2/15/43	A1	1,000,000	1,075,130
(Prairie St Energy Campus), Ser. A, 5 1/4s, 2/15/33	Aa3	5,000,000	5,481,700

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2
5 3/4s, 6/1/34	B3	9,000,000	7,008,210
5 1/8s, 6/1/24	B3	2,050,000	1,675,978

Cleveland, Arpt. Syst. Rev. Bonds, Ser. A, 5s, 1/1/29	A–	500,000	538,885

Columbus, Swr. VRDN, Ser. B, 0.23s, 6/1/32	VMIG1	1,030,000	1,030,000

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/4s, 8/15/46	A–	2,500,000	2,527,475

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	651,000	392,579

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.),
Ser. C, 6s, 8/15/43	Baa1	3,100,000	3,282,249

OH State Air Quality Dev. Auth. FRB (Columbus
Southern Pwr. Co.), Ser. B, 5.8s, 12/1/38	Baa1	2,000,000	2,252,760

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	5,000,000	5,245,500
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	3,000,000	3,261,840

Scioto Cnty., Hosp. Rev. Bonds (Southern Med. Ctr.),
5 1/2s, 2/15/28	A2	4,660,000	5,054,982

			38,827,288
Oregon (0.9%)
Keizer, Special Assmt. Bonds (Keizer Station), Ser. A,
5.2s, 6/1/31	A1	2,215,000	2,379,331

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BB/P	1,040,000	1,076,254

OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	1,250,000	1,431,838

			4,887,423
Pennsylvania (4.6%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	B+	1,500,000	1,255,185

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
(US Steel Corp.), 6 3/4s, 6/1/26	BB	1,000,000	1,128,600

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
5.4s, 1/1/15	BB/P	$1,060,000	$1,075,210
5.3s, 1/1/14	BB/P	710,000	720,764

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes), Ser. A, 5s, 1/1/17	BBB+	1,320,000	1,391,411

Delaware River Port Auth. PA & NJ Rev. Bonds,
Ser. D, 5s, 1/1/40	A3	1,200,000	1,277,627

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	725,000	763,888

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	1,053,560

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	AA–	1,000,000	1,091,140

Northampton Cnty., Hosp. Auth. Rev. Bonds
(St. Luke’s Hosp. — Bethlehem), Ser. A,
5 1/2s, 8/15/40	A3	1,250,000	1,303,075

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Amtrak), Ser. A, 5s, 11/1/32	A1	1,000,000	1,073,480

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	780,480
(St. Joseph’s U.), Ser. A, 5s, 11/1/40	A–	3,000,000	3,212,010
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	2,298,442
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	906,010

PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. C, zero %, 12/1/39	AA	5,000,000	1,308,700

Philadelphia, Arpt. Rev. Bonds, Ser. D,
5 1/4s, 6/15/25	A+	2,750,000	3,028,163

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A,
6 1/4s, 7/1/13 (In default) †	D/P	1,462,206	146

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	Aa3	1,225,000	1,278,728

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	550,000	575,581

			25,522,200
Puerto Rico (6.1%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	Baa1	5,000,000	5,695,300
Ser. B, 6s, 7/1/39	Baa1	5,000,000	5,359,600
Ser. C, 6s, 7/1/39	Baa1	2,500,000	2,679,800

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/38	Baa2	4,125,000	4,397,333

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. XX,
5 1/4s, 7/1/40	Baa1	3,000,000	3,094,170

Cmnwlth. of PR, Hwy. & Trans. Auth. FRB, Ser. AA-2,
5.3s, 7/1/35	A3	875,000	912,599

Cmnwlth. of PR, Pub. Bldg. Auth. Mandatory Put Bonds
(7/1/17) (Govt. Fac.), Ser. M-2, 5 3/4s, 7/1/34	Baa1	1,750,000	1,934,363

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/30	A1	27,000,000	10,033,740

			34,106,905

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

Rhode Island (—%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/4s, 6/1/42	Ba1	$200,000	$200,912

			200,912
South Carolina (0.9%)
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded 8/15/12)	AA+	2,000,000	2,035,840

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	2,445,000	2,612,874
U.S. Govt. Coll., 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	305,000	325,941

			4,974,655
South Dakota (0.4%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	A3	2,450,000	2,485,329

			2,485,329
Tennessee (1.1%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds
(Mountain States Hlth. Alliance), Ser. A,
NATL, 7 1/2s, 7/1/25 (Prerefunded 7/1/12)	Baa1	2,000,000	2,078,300
(Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	3,450,000	3,885,252

			5,963,552
Texas (14.8%)
Abilene, Hlth. Fac. Dev. Corp. Retirement Fac.
(Sears Methodist Retirement), 6s, 11/15/29	B+/P	814,000	688,245

Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 4.85s, 4/1/21	Baa1	3,250,000	3,483,903

Brazos River Harbor Naval Dist. Env. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	400,000	432,040

Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC), 5s, 3/1/41	Ca	500,000	48,745

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory
Put Bonds (5/1/28) (Dow Chemical), 5.9s, 5/1/38	BBB	2,850,000	3,091,851

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	4,000,000	4,242,400

Dallas, Area Rapid Transit Rev. Bonds Sr. Lien,
5s, 12/1/33 T	AA+	30,000,000	33,165,167

Gulf Coast, Waste Disp. Auth. Rev. Bonds (Valero
Energy Corp.), 6.65s, 4/1/32	Baa2	1,000,000	1,000,000

Houston, Util. Syst. Rev. Bonds, Ser. A, 5s, 11/15/33	AA	1,500,000	1,685,910

Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds (Southwest Airlines Co.), 5 1/4s, 11/1/40	Baa3	1,750,000	1,810,568

Lower CO River Auth. Rev. Bonds, 5 3/4s, 5/15/37	A1	2,400,000	2,613,984

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	1,500,000	1,511,160

North TX, Tollway Auth. Rev. Bonds
Ser. D, AGO, zero %, 1/1/28	Aa3	7,800,000	3,779,646
Ser. B, zero %, 9/1/43	AA	2,000,000	305,260
Ser. A, 6s, 1/1/25	A2	1,300,000	1,513,369
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,000,000	2,155,660

North TX, Tollway Auth. stepped-coupon Rev. Bonds,
(1st Tier) Ser. I zero %, (6.5s, 1/1/15) 2043 ††	A2	4,000,000	4,025,680

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

Texas cont.
Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	$2,350,000	$2,376,531

San Antonio Wtr. Rev. Bonds, Ser. A, AGM, 5s,
5/15/32 (Prerefunded 5/15/12)	Aa1	2,000,000	2,003,240

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,100,000	1,125,387

TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds,
Ser. A, 5s, 12/15/15	A–	3,000,000	3,230,790

TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Baa1	8,000,000	8,024,800

			82,314,336
Utah (0.5%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. B, 0.24s, 5/15/37	VMIG1	835,000	835,000

Salt Lake City, Hosp. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 6 3/4s, 5/15/20 (Escrowed to maturity)	AAA/P	1,700,000	1,705,185

			2,540,185
Virginia (0.6%)
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	735,000	736,058

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	2,100,000	2,563,216

			3,299,274
Washington (2.5%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	900,000	934,515
6 1/2s, 6/1/26	A3	4,695,000	4,882,612

WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	5,000,000	5,831,345

WA State Hlth. Care Fac. Auth. Rev. Bonds (Kadlec
Med. Ctr.), 5 1/2s, 12/1/39	Baa2	2,000,000	2,085,980

			13,734,452
West Virginia (1.2%)
Harrison Cnty., Cmnty. Solid Waste Disp. Rev. Bonds
(Allegheny Energy), Ser. D, 5 1/2s, 10/15/37	BBB	3,450,000	3,524,693

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	BBB–	2,025,000	2,025,061

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	935,000	955,411

			6,505,165
Wisconsin (3.5%)
Badger, Tobacco Settlement Asset Securitization
Corp. Rev. Bonds, U.S. Govt. Coll.
7s, 6/1/28 (Prerefunded 6/1/12)	Aaa	7,000,000	7,037,170
6 3/8s, 6/1/32 (Prerefunded 6/1/12)	Aaa	7,600,000	7,636,631

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,500,000	3,118,275

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,500,000	1,757,055

			19,549,131

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value

Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	$2,000,000	$2,220,920

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds
Ser. A, 5 1/2s, 1/1/33	A2	950,000	1,035,054
(Pwr. Supply), Ser. A, 5 1/2s, 1/1/28	A2	1,000,000	1,101,850

			4,357,824

TOTAL INVESTMENTS

Total investments (cost $710,498,816)			$767,325,953

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through April 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $556,120,426.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $49,569,160 to cover certain tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Debt obligations are considered secured unless otherwise indicated.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	25.6%
Utilities	24.6
Transportation	16.0
State government	12.8
Local government	12.0
Education	10.0

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$767,325,953	$—

Totals by level	$—	$767,325,953	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $710,498,816)	$767,325,953

Cash	5,692

Interest and other receivables	11,366,874

Receivable for investments sold	1,828,569

Total assets	780,527,088

LIABILITIES

Preferred share remarketing agent fees	37,260

Distributions payable to preferred shareholders (Note 1)	10,400

Distributions payable to shareholders	2,843,293

Payable for compensation of Manager (Note 2)	989,278

Payable for investor servicing fees (Note 2)	23,017

Payable for custodian fees (Note 2)	4,403

Payable for Trustee compensation and expenses (Note 2)	192,478

Payable for administrative services (Note 2)	6,322

Payable for floating rate notes issued (Note 1)	41,292,357

Other accrued expenses	157,854

Total liabilities	45,556,662

Series B remarketed preferred shares: (3,417 shares authorized and issued
at $25,000 per share) (Note 4)	85,425,000

Series C remarketed preferred shares: (3,737 shares authorized and issued
at $25,000 per share) (Note 4)	93,425,000

Net assets	$556,120,426

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$527,111,495

Distributions in excess of net investment income (Note 1)	(27,424)

Accumulated net realized loss on investments (Note 1)	(27,790,782)

Net unrealized appreciation of investments	56,827,137

Total — Representing net assets applicable to common shares outstanding	$556,120,426

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($556,120,426 divided by 42,871,374 shares)	$12.97

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/12

INTEREST INCOME	$39,570,244

EXPENSES

Compensation of Manager (Note 2)	$3,867,245

Investor servicing fees (Note 2)	262,084

Custodian fees (Note 2)	11,413

Trustee compensation and expenses (Note 2)	40,189

Administrative services (Note 2)	16,342

Interest and fee expense (Note 2)	245,054

Preferred share remarketing fees	318,452

Legal	309,183

Other	127,631

Total expenses	5,197,593

Expense reduction (Note 2)	(606)

Net expenses	5,196,987

Net investment income	34,373,257

Net realized gain on investments (Notes 1 and 3)	999,775

Net unrealized appreciation of investments during the year	72,549,359

Net gain on investments	73,549,134

Net increase in net assets resulting from operations	$107,922,391

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(858)

From tax exempt net investment income	(406,521)

Net increase in net assets resulting from operations (applicable to common shareholders)	$107,515,012

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/12	Year ended 4/30/11

Operations:
Net investment income	$34,373,257	$33,822,479

Net realized gain (loss) on investments	999,775	(1,509,855)

Net unrealized appreciation (depreciation) of investments	72,549,359	(29,019,159)

Net increase in net assets resulting from operations	107,922,391	3,293,465

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(858)	(10,942)

From tax exempt net investment income	(406,521)	(732,892)

Net increase in net assets resulting from operations
(applicable to common shareholders)	107,515,012	2,549,631

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(36,027)	(443,113)

From tax exempt net investment income	(34,072,438)	(33,665,353)

Increase in capital for common shares	179,688	—

Total increase (decrease) in net assets	73,586,235	(31,558,835)

NET ASSETS

Beginning of year	482,534,191	514,093,026

End of year (including distribution in excess of net
investment income of $27,424 and $106,399, respectively)	$556,120,426	$482,534,191

NUMBER OF FUND SHARES

Common shares outstanding at beginning and end of year	42,871,374	42,871,374

Remarketed preferred shares outstanding at beginning
and end of year	7,154	7,154

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	4/30/12	4/30/11	4/30/10	4/30/09	4/30/08

Net asset value, beginning of period
(common shares)	$11.26	$11.99	$10.47	$12.41	$13.19
Investment operations:

Net investment income [a]	.80	.79	.81	.88 [f]	.93 [f]

Net realized and unrealized
gain (loss) on investments	1.72	(.70)	1.51	(1.96)	(.88)

Total from investment operations	2.52	.09	2.32	(1.08)	.05
Distributions to preferred shareholders:

From net investment income	(.01)	(.02)	(.02)	(.19)	(.33)

Total from investment operations
(applicable to common shareholders)	2.51	.07	2.30	(1.27)	(.28)
Distributions to common shareholders:

From net investment income	(.80)	(.80)	(.78)	(.68)	(.57)

Total distributions	(.80)	(.80)	(.78)	(.68)	(.57)

Increase from shares repurchased	—	—	—	.01	.07

Net asset value, end of period
(common shares)	$12.97	$11.26	$11.99	$10.47	$12.41

Market price, end of period
(common shares)	$12.70	$10.77	$11.43	$9.73	$11.13

Total return at market price (%)
(common shares) [b]	26.00	1.02	26.10	(6.32)	(4.09)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$556,120	$482,534	$514,093	$448,681	$537,428

Ratio of expenses to average net assets
(excluding interest expense) (%) [c,d]	0.94	1.25	1.02	1.25 [e]	1.44 [e]

Ratio of expenses to average net assets
(including interest expense) (%) [c,d]	0.99 [f]	1.31 [f]	1.08 [f]	1.38 [e,f]	1.44 [e]

Ratio of net investment income
to average net assets (%) [d]	6.46	6.57	6.91	6.31 [e]	4.86 [e]

Portfolio turnover (%)	21	16	23	31	45

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Reflects waiver of certain fund expenses in connection with the fund’s remarketed preferred shares during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2009 and April 30, 2008 reflect a reduction of 0.03% and less than 0.01% of average net assets, respectively (Note 2).

f Includes interest and fee expense associated with borrowings which amounted to 0.05%, 0.06%, 0.06% and 0.13% of average net assets for the reporting periods ended April 30, 2012, April 30, 2011, April 30, 2010 and April 30, 2009, respectively (Note 1).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade and some below investment-grade municipal bonds selected by Putnam Management.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through April 30, 2012.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $90,861,516 were held by the TOB trust and served as collateral for $41,292,357 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $55,450 for these investments based on an average interest rate of 0.15%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2012, the fund had a capital loss carryover of $27,886,223 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$2,388,286	$—	$2,388,286	April 30, 2013

897,370	—	897,370	April 30, 2014

1,545,945	—	1,545,945	April 30, 2015

884,324	—	884,324	April 30, 2016

16,106,777	—	16,106,777	April 30, 2017

4,848,013	—	4,848,013	April 30, 2018

1,215,508	—	1,215,508	April 30, 2019

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $116,057 of losses recognized during the period from November 1, 2011 to April 30, 2012 to its fiscal year ending April 30, 2013.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2012 was 0.381% for Series B and 0.381% for Series C.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the“maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover, dividends payable, defaulted bond interest and market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $221,562 to decrease distribution in excess of net investment income, $9,759,499 to decrease paid-in-capital and $9,537,937 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$65,487,983
Unrealized depreciation	(8,720,003)

Net unrealized appreciation	56,767,980
Undistributed tax exempt income	2,578,325
Undistributed ordinary income	476,288
Capital loss carryforward	(27,886,223)
Post-October Loss	(116,057)
Cost for federal income tax purposes	$710,557,973

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares plus any accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.650%	of the first $500 million of average net assets,
0.550%	of the next $500 million of average net assets,
0.500%	of the next $500 million of average net assets,
0.450%	of the next $5 billion of average net assets,
0.425%	of the next $5 billion of average net assets,
0.405%	of the next $5 billion of average net assets,
0.390%	of the next $5 billion of average net assets, and
0.380%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management and administrative service fees rate under the contracts multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $606 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $420, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $154,782,881 and $158,037,435, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Preferred shares

The Series B (3,417) and Series C (3,737) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the period were $288.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2011, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the reporting period, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 499 shares of the fund (0.001% of the fund’s shares outstanding), valued at $6,472 based on net asset value.

Note 6: Share ownership

At period end, to the fund’s knowledge, a shareholder owned of record, beneficially, or on behalf of other accounts, 12.63% of the fund’s outstanding common shares.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund has designated 99.89% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Shareholder meeting results (Unaudited)

April 30, 2012 meeting

At the meeting, the proposal to fix the number of Trustees at 13 was approved as follows:

Votes for	Votes against	Abstentions

32,705,773	6,525,674	379,916

Additionally each of the nominees for Trustees was elected, as follows:

Common shares	Votes for	Votes withheld

Ravi Akhoury	33,041,375	6,569,993

Barbara M. Baumann	33,065,376	6,545,992

Jameson A. Baxter	33,080,453	6,530,915

Charles B. Curtis	33,097,969	6,513,399

Robert J. Darretta	33,148,541	6,462,826

Paul L. Joskow	33,138,148	6,473,220

Elizabeth T. Kennan	32,953,123	6,658,245

Kenneth R. Leibler	33,160,942	6,450,426

George Putnam, III	33,088,591	6,522,777

Robert L. Reynolds	33,160,329	6,451,039

W. Thomas Stephens	33,070,856	6,540,512

A quorum was not present with respect to the matter of electing two Trustees to be voted on by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent fund Trustees John A. Hill and Robert E. Patterson remain in office and continue to serve as Trustees.

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Robert R. Leveille (Born 1969)	Assistant Clerk
Vice President and Chief Compliance Officer	Since 2010
Since 2007	Manager of Finance, Dunkin’ Brands (2008–
Chief Compliance Officer, Putnam Investments,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management, and Putnam Retail	Management (2007–2008); Senior Financial
Management	Analyst, Putnam Investments (1999–2007)

Mark C. Trenchard (Born 1962)	Nancy E. Florek (Born 1957)
Vice President and BSA Compliance Officer	Vice President, Assistant Clerk, Assistant
Since 2002	Treasurer and Proxy Manager
Director of Operational Compliance,	Since 2000
Putnam Investments and Putnam
Retail Management	Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President
Investment Sub-Manager	W. Thomas Stephens	and Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Independent Registered	Vice President, Assistant
Public Accounting Firm	Treasurer and Principal	Susan G. Malloy
PricewaterhouseCoopers LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Robert R. Leveille
Jameson A. Baxter, Chair	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
John A. Hill

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN701
274564 6/12

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2012	$71,280	$31,344	$12,604	$1,083
April 30, 2011	$63,628	$31,344	$6,398	$-

For the fiscal years ended April 30, 2012 and April 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $162,414 and $ 280,963 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit- Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
April 30,
2012	$ -	$ 97,505	$ -	$ -
April 30 ,
2011	$ -	$ 206,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)

Robert J. Darretta

John A. Hill

Barbara M. Baumann

Charles B. Curtis

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if
•	the board does not have a majority of independent directors,
•	the board has not established independent nominating, audit, and compensation committees,
•	the board has more than 19 members or fewer than five members, absent special circumstances,
•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or
•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►  The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:
•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),
•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),
•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or
•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).
►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).
►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.
►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).
►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.
►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.
►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).
►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).
►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and
►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).
►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.
►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.
►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.
►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.
►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.
►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.
►	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:
•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and
•	applicable state law does not otherwise provide shareholders with the right to call special meetings.
►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
►	The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.
►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.
►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.
►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).
►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).
►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.
►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).
►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if
•	the board does not have a majority of outside directors,
•	the board has not established nominating and compensation committees composed of a majority of outside directors, or
•	the board has not established an audit committee composed of a majority of independent directors.
►	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if
•	fewer than half of the directors are outside directors,
•	the board has not established a nominating committee with at least half of the members being outside directors, or
•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

►    The funds will withhold votes from the entire board of directors if

•	the board does not have at least a majority of independent non-executive directors,
•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or
•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.
►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.
►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.
►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.
►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.
►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.
►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

►	The funds will vote for proposals
•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or
•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.
►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).
►	The funds will vote for proposals permitting companies to issue regulatory reports in English.
►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

France

►	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted December 9, 2011

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years
Thalia Meehan	2006	Putnam Management 1989 – Present	Portfolio Manager, Previously, Team Leader, Tax Exempt
Paul Drury	2002	Putnam Management 1989 – Present	Portfolio Manager, Previously, Tax Exempt Specialist
Susan McCormack	2002	Putnam Management 1994 – Present	Portfolio Manager, Previously, Tax Exempt Specialist

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Thalia Meehan	13	$7,433,000,000	0	$-	1	$1,100,000
Susan McCormack	13	$7,433,000,000	0	$-	1	$1,500,000
Paul Drury	13	$7,433,000,000	0	$-	0	$-

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

			$1–$10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	$1,000,001 and over
	Year	$0
Thalia Meehan	2011	*
	2010	*
Susan McCormack	2011	*
	2010	*
Paul Drury	2011	*
	2010

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 - May 31, 2011	-	-	-	4,287,137
June 1 - June 30, 2011	-	-	-	4,287,137
July 1 - July 31, 2011	-	-	-	4,287,137
August 1 - August 31, 2011	-	-	-	4,287,137
September 1 - September 30, 2011	-	-	-	4,287,137
October 1 - October 7, 2011	-	-	-	4,287,137
October 8 - October 31, 2011	-	-	-	4,287,137
November 1 - November 30, 2011	-	-	-	4,287,137
December 1 - December 31, 2011	-	-	-	4,287,137
January 1 - January 31, 2012	-	-	-	4,287,137
February 1 - February 28, 2012	-	-	-	4,287,137
March 1 - March 31, 2012	-	-	-	4,287,137
April 1 - April 30, 2012	-	-	-	4,287,137

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007.  The Trustees subsequently renewed the program on five occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 ,October 8, 2009,.October 8, 2010 and October 8, 2011.  The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 4,287,137 shares of the fund.  The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 4,287,137 shares of the fund. The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 4,287,137 shares of the fund. The October 8, 2011 - October 7, 2012 program, which was announced in September 2011, allows repurchases up to a total of 4,287,137 shares of the fund.

**Information prior to October 7, 2011 is based on the total number of shares eligible for repurchase under the program, as amended through September 2010.  Information from October 8, 2011 forward is based on the total number of shares eligible for repurchase under the program, as amended through September  2011.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/Janet C. Smith

Janet C. Smith

Principal Accounting Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz

Jonathan S. Horwitz

Principal Executive Officer

Date: June 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar

Steven D. Krichmar

Principal Financial Officer

Date: June 28, 2012